UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 27, 2008

HALLMARK FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On August 27, 2008, the Registrant issued a press release announcing that on September 4, 2008, Mark E. Schwarz, Executive Chairman and Mark J. Morrison, Chief Executive Officer and President of Hallmark Financial Services, Inc., will make a presentation at the Keefe, Bruyette & Woods 2008 Insurance Conference.

Also on August 27, 2008, the Registrant issued a press release announcing that on September 4, 2008, Kevin T. Kasitz, Executive Vice President and Chief Operating Officer, and Jeffrey R. Passmore, Senior Vice President and Chief Accounting Officer, will make a presentation at the 2008 Hodges Capital Management Investment Forum.

The press releases also announce that the presentation materials will be available on the Registrant’s website at www.hallmarkgrp.com on and after the date of the presentation. A copy of the press releases are filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press releases dated August 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: August 27, 2008	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Accounting Officer